Exhibit 4.1

NUMBER

CHGH-

C H G

CHG Healthcare Services

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 125416 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE OF

CHG HEALTHCARE SERVICES, INC.

transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

PRESIDENT & CEO

COUNTERSIGNED AND REGISTERED:
LASALLE BANK NATIONAL ASSOCIATION
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

CHG Healthcare Services, Inc.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION’S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT-	__________Custodian ______________
TEN ENT	–	as tenants by the entireties		(Cust) (Minor)

JT TEN	–	as joint tenants with right of survivorship and not as tenants in common Act		under Uniform Gifts to Minors Act ___________________________ (State)

			UNIF TRF MIN ACT-	__________Custodian (until age )

(Cust)

_______________ under Uniform Transfers
(Minor)
to Minors Act _________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value received,                                                                                                                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S))

_________________________________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

________________________________________________________________________________________________ Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated	X
X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed by

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.